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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report September 26, 2007
               Date of earliest event reported September 26, 2007

                        Commission file no. 333-133184-12

                               Neiman Marcus, Inc.
             (Exact name of registrant as specified in its charter)



              Delaware                                   20-3509435
    (State or other jurisdiction of                   (I.R.S. Employer
     incorporation or organization)                   Identification No.)


              1618 Main Street                               75201
                 Dallas, Texas                            (Zip code)

(Address of principal executive offices)

       Registrant's telephone number, including area code: (214) 743-7600
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                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is being furnished, not filed, pursuant to Item 2.02. Accordingly, this information will not be incorporated by reference into any registration statement filed by Neiman Marcus, Inc. under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

On September 26, 2007 Neiman Marcus, Inc. issued a press release announcing its results of operations and financial condition for the fiscal fourth quarter and year ended July 28, 2007. A copy of this press release is attached as Exhibit 99.1.

The press release contains information relating to EBITDA and adjusted operating earnings after excluding the matters indicated therein. Management has included this information because it believes it more accurately reflects results from core operating activities and is a better base from which to measure the company's future performance.

ITEM 9.01.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

      (c)         Exhibits.

                  99.1 Press release dated September 26, 2007 announcing financial results for the fiscal fourth quarter and year ended July 28, 2007.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SIGNATURES



                                                   NEIMAN MARCUS, INC.



Date: September 26, 2007               By:  /s/ T. Dale Stapleton
                                            ------------------------------------
                                            T. Dale Stapleton Vice President
                                            and Controller
                                            (principal accounting officer of the
                                            registrant)